UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 22, 2019 (November 8, 2018)

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 Woodbine Avenue, Suite 300

Markham, Ontario, Canada L3R 4G8

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

☐ Emerging Growth Company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

On November 8, 2018, SMTC Corporation, a Delaware corporation (the “Company or SMTC”), entered a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company, MC Assembly Holdings, Inc., a Delaware corporation (the “MC Assembly”), each of the stockholders of MC Assembly (the “Sellers”), and Cyprium Investment Partners LLC, a Delaware limited liability company, in its capacity as a representative of the Sellers, pursuant to which the Company agreed to purchase all of the issued and outstanding shares of capital stock of MC Assembly from the Sellers.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on November 9, 2018 (the "Original Report"), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Filed as Exhibit 99.1 and incorporated in this Item 9.01 by reference are the audited consolidated financial statements of MC Assembly as of December 31, 2016, and December 31, 2017, and the related audited consolidated statements of operations and comprehensive loss, statements of stockholders’ equity, and statements of cash flow for each of the fiscal years then ended, together with the notes thereto and the report thereon, and filed as Exhibit 99.2 and incorporated in this Item 9.01 by reference are the unaudited interim consolidated balance sheet of MC Assembly as of September 30, 2018, and the related unaudited interim consolidated statements of operations and comprehensive loss, and statements of cash flow for the nine month periods ended September 30, 2018 and 2017.

(b)	Pro Forma Financial Information.

Filed as Exhibit 99.3 and incorporated in this Item 9.01 by reference are the unaudited pro forma combined financial statements of the Company as of December 31, 2017, and for the nine months period ended September 30, 2018.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of RSM US LLP.

99.1	Audited consolidated financial statements of MC Assembly Holdings, Inc. as at and for the fiscal years ended December 31, 2016, and December 31, 2017.

99.2	Unaudited interim consolidated financial statements of MC Assembly Holdings, Inc. as at and for the nine months ended September 30, 2018 and 2017.

99.3	Unaudited pro forma combined financial statements of SMTC Corporation, as at September 30, 2018 and for the year ended December 31, 2017, and the nine months ended September 30, 3018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2019	SMTC CORPORATION By: /s/ Edward Smith Name: Edward Smith Title: President and Chief Executive Officer